The UBS Funds

Supplement to the Summary Prospectuses

The UBS Funds

UBS Asset Growth Fund

UBS Dynamic Alpha Fund

UBS Global Allocation Fund

UBS Multi-Asset Income Fund

UBS Equity Long-Short Multi-Strategy Fund

UBS U.S. Defensive Equity Fund

UBS Fixed Income Opportunities Fund

UBS Municipal Bond Fund

Supplement to the Summary Prospectuses

January 16, 2015

Dear Investor,

The purpose of this supplement is to update the Summary Prospectuses of the above-listed series (each a "Fund" and collectively, the "Funds") of The UBS Funds (the "Trust") dated October 28, 2014.

At a recent meeting of the Board of Trustees (the "Board") of the Trust, the Board approved the reduction of the holding period for redemption fees for the Funds from 90 days to 30 days, effective on February 17, 2015. In connection with that change, the Summary Prospectuses are revised to include a footnote to the "Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)" line item in each Fund's shareholder fees table. Such footnote reads as follows:

*  Effective February 17, 2015, for purchases of the Funds on or after that date, the redemption fee will be calculated as a percentage of the amount redeemed within 30 days of purchase, if applicable.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-702